SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     (X)
Filed by a Party other than the Registrant          (   )

Check the appropriate box:

( )	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SECURE AUTOMATED FILING ENTERPRISES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)	No fee required
(   )          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

( )	Fee paid previously with preliminary materials.
( )
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

SECURE AUTOMATED FILING ENTERPRISES INC.
375 Water Street, Suite 610
Vancouver, BC Canada V6B 5C6

May 2, 2005

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Secure Automated Filing Enterprises Inc., which will be held on Friday, May 13, 2005, at 10:00 a.m. Pacific Standard Time at 3273 E. Warm Springs, Las Vegas, NV 89120.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

I would like to express my appreciation for your continued interest in the affairs of the Company.

                                                                                                   Sincerely,

                                                                                                                                                             /s/ Daniel Hunter
                                                                                                   Daniel Hunter
                                                                                                   Chief Executive Officer and President

SECURE AUTOMATED FILING ENTERPRISES INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 13, 2005

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Secure Automated Filing Enterprises Inc. (the "Common Stock") will be held at 3273 E. Warm Springs, Las Vegas, NV 89120 on May 13, 2005 at 10:00 a.m., Pacific Standard Time, for the following purposes:

1. To elect a director

2. To approve the Name change to: Moneta Mining Ltd.;

4. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 15, 2005 are entitled to notice of, and to vote at, this meeting.

                                                                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                                                /s/ Daniel Hunter
                                                          Daniel Hunter,
                                                                                              Chief Executive Officer and President
May 2, 2005

IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

SECURE AUTOMATED FILING ENTERPRISES INC.
375 Water Street, Suite 610
Vancouver, BC, Canada V6B 5C6

                                                                                                                                                                                                                                                                                       May 2, 2005

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD MAY 13, 2005

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SECURE AUTOMATED FILING ENTERPRISES INC. ASSOCIATES OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This Proxy Statement, which was first mailed to shareholders on or about May 2, 2005, is furnished in connection with the solicitation of proxies by the Board of Directors of Secure Automated Filing Enterprises Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the “Annual Meeting”), which will be held at 10:00 a.m. Pacific Standard Time on May 13, 2005, at 3273 E. Warm Springs, Las Vegas, NV 89120 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be born by the Company.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on March 15, 2005 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.00001 par value per share (“Common Stock”) are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On March 15, 2005, there were an aggregate of 24,000,000 shares of Common Stock outstanding and entitled to vote, held by approximately 12 shareholders.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company’s proxies and related materials may be directed in writing to the Chief Executive Officer, Daniel Hunter, 375 Water Street, Suite 610, Vancouver, BC, Canada V6B 5C6.

VOTES REQUIRED

Nominees for director that are elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment of the Company's Articles of Incorporation to change the name of the Company to Moneta Mining Ltd.

Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

QUORUM

The presence, in person or by proxy duly authorized, of five per cent of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

ELECTION OF DIRECTORS

One director will be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until that person’s successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if not, it is intended that such proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancy.

Nominees

Name	Age
Daniel Hunter	45

Daniel W. Hunter

Mr. Hunter was appointed as our Chief Executive Officer, Chief Financial Officer, and a member of our board of directors in March 2005. Since 1998, Mr. Hunter has been a director and CEO of Encore Clean Energy, Inc. (OTCBB: ECLN). Encore is actively developing various devices in the renewable clean energy field. Mr. Hunter has been actively involved in all operations of Encore on a full time basis including investor relations, sourcing and evaluating technologies, liaison with inventors and all aspects of audit, finance and regulatory matters. In 1998, Mr. Hunter co-founded and became a director of Ignite Communications, Inc. a wholly owned subsidiary of Encore. Ignite is a full service advertising and e-direct agency based in Canada. Mr. Hunter's main responsibilities have been overseeing the financial and regulatory aspects as well as e-direct activities of Ignite.
Significant Employees

The Company does not have employees other than its Chief Executive Officer and Chief Financial Officer, Daniel Hunter.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best knowledge of the Company, during the past five years, none of the following occurred with respect to a present or former director or executive officer: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Certain Relationships and Related Transactions

Except as set forth below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. As best the Company was able to determine, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2004:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Rory O'Byrne Former CEO, CFO, and Director	1	1	0
Brock Harris Former Director	0	0	0

Audit Committee

The entire board of directors is acting as our audit committee. We do not have a separately-designated standing audit committee.

Information Regarding the Board

The Company's Board of Directors (the “Board”) has no Committees. The Board met one time during the last fiscal year. In addition, the Board signed several written consents to act without meeting as issued were raised during the fiscal year. The current Board consists of Daniel Hunter.

Executive Compensation

Long Term Compensation
Annual Compensation			Awards		Payout
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award ($)	Securities Underlying Options/SAR (#)	LTIP Payouts ($)	All Other Compensation ($)
Rory O'Byrne Former President, CEO, CFO	2003 2004	Nil Nil	- -	- -	- -	- -	- -	- -
Brock Harris, Former Director	2003 2004	Nil Nil	- -	- -	- -	- -	- -	- -

Stock Options/SAR Grants

There were no grants of stock options or stock appreciation rights made during the fiscal year ended December 31, 2004 to our executive officers and directors. There were a total of 0 stock options outstanding as at December 31, 2004.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Compensation to Directors

The Company’s directors are not compensated for serving on its board of directors.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEE, DANIEL HUNTER. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR DANIEL HUNTER.

NAME CHANGE

CHANGE OF CORPORATE NAME TO MONETA MINING LTD.

Due to the termination of all of its service contracts and the resignations of prior management, the Company’s current management is evaluating other businesses and opportunities for acquisition that are consistent with the expertise of our current management. On March 15, 2005, the Company entered into an agreement with a consultant to evaluate mining exploration and development activities in China. At the present time, our management has not acquired any other business or opportunity. Given the expertise of current management and on the basis of advice provided by a consultant, management considers it in the best interests of the Company to change the name of the company to Moneta Mining Ltd. to reflect the current focus of the Company which is to acquire an interest in a mining or exploration property. The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

EFFECTIVENESS OF AMENDMENT

If the amendment is approved by the Company’s shareholders, such Certificate of Amendment will become effective upon its filing by the Company with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY SECURE AUTOMATED FILING ENTERPRISES INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock at March 15, 2005 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Daniel Hunter 375 Water Street, Suite #610 Vancouver BC Canada V6B 5C6	8,160,000	34.0%
Total of all directors and executive officers		8,160,000	34.0%
Common	The Elco Bank & Trust Co. Loyalist Plaza Don Mackay Blvd. Marsh Harbour, Abaco Bahamas	2,254,160	9.4%
Common	Free-market Fund Ltd. 3630 Park Central Blvd. N Pompano Beach, FL 33064	2,077,840	8.7%

The percent of class is based on 24,000,000 shares of common stock issued and outstanding as of March 15, 2005. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees billed by the Company’s auditors for professional services rendered in connection with a review of the financial statements included in its quarterly reports on
Form 10-QSB and the audit of its annual consolidated financial statements for the fiscal years ended December 31, 2003 and 2004 were approximately $3,600 and $4,120 respectively.

Financial Information Systems Design and Implementation Fees

For the most recent fiscal year, there were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

All Other Fees

The aggregate fees billed by the Company’s auditors for all services other than those set forth above, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2003 and 2004 were $0 and $0 respectively.

Forward-Looking Statements

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors

/s/ Daniel Hunter
Daniel Hunter
Chief Executive Officer, Chief Financial Officer and Director

SECURE AUTOMATED FILING ENTERPRISES INC.
PROXYFOR ANNUAL MEETING OF THE SHAREHOLDERS OF
SECURE AUTOMATED FILING ENTERPRISES INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DANIEL HUNTER with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 3273 E. Warm Springs, Las Vegas, NV 89120 on May 13, 2005 at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated [X]      Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

1. Election of Director: Daniel Hunter

FOR Election of director	NOT FOR Election of director	Abstain
[_]	[_]	[_]

2. Name Change to: Moneta Mining Ltd.

FOR Name Change	NOT FOR Name Change	Abstain
[_]	[_]	[_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY VIA MAIL OR FAX (702) 944-7100. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

____________________________________     ____________________________________
Signature      Date                                                          Signature     Date

___________________________                                                                           ____________________________________
Print Name Here                                                                                                             Print Name Here

APPENDIX A

                                                                                                                                  CERTIFICATE OF AMENDMENT
Dean Heller                                                                                                                                                               (Pursuant to NRS 78.385 and 78.390)
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708

Important: Read attached instructions before completing form.                                                                                      ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1.             Name of corporation:

Secure Automated Filing Enterprises Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Article I is amended to read as follows:

The name of the Corporation is Moneta Mining Ltd.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:_______________________*

4.             Effective date of filing (optional): ___________________________________________
                                                                (must not be later than 90 days after the certification is filed)

5.              Officer Signature (required): ________________________________

* if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.                                                                                   Nevada Secretary of State AM 78.385 Amend 2003
                                                                                                                                                                                                                                                                                   Revised on: 11/03/03